                                       THE
                                    HYPERION
                             TOTAL RETURN FUND, INC.




                                  Annual Report
                                November 30, 2001









                                    [graphic]

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--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------



                                                               January 29, 2002


Dear Shareholder:

We welcome this opportunity to provide you with information about The Hyperion Total Return Fund, Inc. (the "Fund") for its fiscal year ended November 30, 2001. The Fund's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTR".

Description Of The Fund

The Fund is a diversified closed-end investment company. The Fund's investment objective is to provide shareholders with a high total return, including short and long-term capital gains, and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, Mortgage-Backed Securities ("MBS"), Asset-Backed Securities ("ABS") and High Yield Corporate Securities.

Rights Offering

The Fund successfully completed a Rights Offering in September 2001, raising approximately $59 million in proceeds. The goal of the Offering was to use the proceeds to take advantage of opportunities in the securitized MBS markets in order to bolster the income potential of the Fund. The proceeds were invested primarily in residential and commercial MBS, without dramatically changing the risk profile of the Fund. In December of 2001, the Fund announced an increase in its dividend from $0.0725 to $ 0.0750 per month, effective with the January 2002 dividend.

Market Environment

The challenges and adversity brought about in 2001 had not been seen in several generations. While the overwhelming amount of news was negative--ranging from terrorism to the economy--the strength of the human spirit and sacrifice emerged as the story of the year. The impact on the fixed income bond markets resulted in one of the most volatile years for the market. An already weak economy took a further plunge after September 11. The Federal Reserve lowered the Federal Funds rate in 2001 by 4.25%, continuing its unprecedented pace of easing during the Greenspan era. The budget surplus that the economy has enjoyed over the last few years has quickly gone away in favor of a fiscal policy to stimulate the economy and shore up the defenses of our homeland. Interest rates across the board plunged and home mortgage rates reached 30-year lows, while credit risk and credit defaults of corporate bonds increased to all-time highs.

The weakness in the economy focused our attention on the credit risk profile of the portfolio. We continue to emphasize securities whose principal value is collateralized by some type of "tangible" asset, such as residential homes and commercial real estate. This is opposed to un-collateralized corporate bonds, where the principal value is in competition with other creditors of the company. The year 2001 was another good one for these collateralized securities: while defaults on corporate bonds increased to historic levels, problems in residential and commercial mortgage securities have been minimal.

From May 31 to November 30, 2001, we reduced the Fund's allocation to high yield corporate bonds in favor of investment grade mortgage securities. We will wait for a more credit-friendly environment in 2002 before reallocating to this sector. Also during this period, we increased the portfolio's allocation to Agency Pass-through securities to take advantage of what we perceive to be the market's over-expectation of prepayment risk. Falling interest rates had brought mortgage rates to levels not seen in over 30 years, with the primary residential mortgage rate hitting a low of 6.45% in early November. As a result of low rates, mortgage refinancing activity surged, causing higher coupon MBS Pass-throughs to underperform. We used this opportunity to increase the Fund's allocation to Agency Pass-throughs, with the expectation that prepayment rates will drop, thereby bolstering the performance of these securities.

We continue to believe that an economic recovery will occur. The momentum built-in from the reduction of the Federal Funds rate and a fiscal policy designed to stimulate the economy should propel us on a forward path once again. With the Federal Funds rate expected to be at 1.50% in the First Quarter of 2002, we believe it is much nearer the end of the cycle rather than the beginning, and therefore look for opportunities to allocate the Fund's assets into securities that will benefit from growing economic strength.

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THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------


As of November 30, 2001, approximately 67% of the Fund's net assets were invested in MBS; 20% in ABS; over 4% in Corporates, nearly 4% in Treasury and Agency Debt instruments; and the remainder in Other. The Fund's allocation to investment grade mortgage-related securities includes those backed by both commercial and residential properties.

Portfolio Strategy and Performance (12 month period ending 11/30/01)

The Fund's total return, based on Net Asset Value ("NAV"), was 7.65% for the fiscal year ending November 30, 2001. Total investment return is based upon the change in NAV of the Fund's shares and includes reinvestment of dividends. Based on the NYSE closing price of $8.5700 on November 30, 2001, the Fund had a yield of 10.15%, which was 6.09% higher than the yield of the 5-Year U.S. Treasury Note, and competitive with the yields of other multi-sector bond funds in its category.

As of November 30, 2001, the Fund, inclusive of leverage, was managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 4.2 years, as measured on a net assets basis.

Conclusion

The Fund's commitment to its shareholders remains to actively seek out investment opportunities in the market and act on them in a timely fashion. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We will continue to do our best to manage the Fund in an effort to achieve its objectives. We appreciate the opportunity to serve your investment needs.



Sincerely,


/s/ Andrew M. Carter

ANDREW M. CARTER
Director and Chairman of the Board,
The Hyperion Total Return Fund, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.


/s/ Clifford E. Lai

CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.


/s/ John H. Dolan

JOHN H. DOLAN
Vice President,
The Hyperion Total Return Fund, Inc.
Director,
Hyperion Capital Management, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2001                                                                                 Principal
                                                                     Interest                       Amount            Value
                                                                       Rate         Maturity        (000s)           (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------


COLLATERALIZED MORTGAGE OBLIGATIONS - 57.7%
Commercial Mortgage Backed Securities - 20.6%
 Bear Stearns Commercial Mortgage Securities
   Series 1999-C1, Class F...................................           5.64+%        2/14/31   $        1,394    $       1,018,982
   Series 1999-C1, Class D...................................           6.53         10/14/13            5,000            4,751,915
   Series 2001-EPR, Class B..................................           6.92+         2/12/11            5,000@           5,173,437
                                                                                                                  -----------------
                                                                                                                         10,944,334
                                                                                                                  -----------------
 Chase Commercial Mortgage Securities Corp.
   Series 2000-2, Class C....................................           6.65          7/15/10            6,667            5,405,406
   Series 2000-2, Class F*...................................           8.12+         7/15/32            5,000            5,243,765
                                                                                                                  -----------------
                                                                                                                         10,649,171
                                                                                                                  -----------------
 Commercial Mortgage Lease-Backed Certificate
   Series 2001-CMLB, Class A1................................           6.75          6/20/31            2,942@           2,983,398
 First Chicago/Lennar Trust
   Series 1997-CHL1, Class D.................................           8.11+         4/29/39            3,000            2,776,443
 GE Capital Commercial Mortgage Corp.
   Series 2000-1, Class H*...................................           6.13          1/15/33            2,439            1,820,976
 GS Mortgage Securities Corp. II
   Series 2000-CCT, Class D*.................................           2.84+        12/15/04            2,720            2,666,688
   Series 1998-GLII, Class F*(b).............................           6.97+         4/13/31            4,000            3,130,820
                                                                                                                  -----------------
                                                                                                                          5,797,508
                                                                                                                  -----------------
 Heller Financial Commercial Mortgage Asset
   Series 1999-PH1, Class F*.................................           7.27          5/15/31            2,250            2,317,275
 JP Morgan Commercial Mortgage Finance Corp.
   Series 1999-C8, Class C...................................           7.45+         7/15/31            5,000            5,368,625
 LB-UBS Commercial Mortgage Trust
   Series 2000-C5, Class F...................................           7.31         12/15/32            5,000            5,141,825
 Mortgage Capital Funding, Inc.
   Series 1996-MC1, Class G*(b)..............................           7.15          6/15/06            4,409            4,095,789
 Nationslink Funding Corp.
   Series 1998-2, Class F*...................................           7.11          1/20/13            4,840            3,973,601
 PNC Mortgage Acceptance Corp.
   Series 2001-C1, Class H*..................................           5.91+         3/12/34            2,250            1,694,664
                                                                                                                  -----------------
Total Commercial Mortgage Backed Securities
 (Cost - $57,009,315)                                                                                                    57,563,609
                                                                                                                  -----------------
Subordinated Collateralized Mortgage Obligations - 37.1%
 ABN AMRO Mortgage Corp.
   Series 2001-2, Class B2...................................           6.75          6/25/31            1,000              949,458
 Bank of America Mortgage Securities, Inc.
   Series 2001-F, Class B6*..................................           5.50         11/25/31            2,075              508,281
   Series 2001-4, Class 1B3..................................           6.75          4/25/31            2,124            2,033,753
   Series 2001-3, Class B3...................................           7.00          4/25/31            2,014            1,979,773
                                                                                                                  -----------------
                                                                                                                          4,521,807
                                                                                                                  -----------------
 Cendant Mortgage Corp.
   Series 2001-1, Class B4...................................           7.25          1/18/30              431              401,676
   Series 2000-1, Class B7...................................           7.25          1/18/30              123               33,889
                                                                                                                  -----------------
                                                                                                                            435,565
                                                                                                                  -----------------
 Chase Mortgage Finance Corp.
   Series 1998-S4, Class B3*.................................           6.75          8/25/28            1,855            1,556,629
   Series 1994-D, Class B3...................................           6.75          2/25/25              577              513,651
                                                                                                                  -----------------
                                                                                                                          2,070,280
                                                                                                                  -----------------

-----------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2001                                                                                 Principal
                                                                     Interest                       Amount            Value
                                                                       Rate         Maturity        (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
 Citicorp Mortgage Securities, Inc.
   Series 2001-16, Class M...................................           6.42%        11/25/31   $        3,904    $       3,828,360
   Series 2001-16, Class B1..................................           6.42         11/25/31            1,502            1,453,655
   Series 2001-16, Class B2..................................           6.42         11/25/31              901              836,241
   Series 2001-16, Class B3*.................................           6.42         11/25/31              450              348,328
   Series 2001-16, Class B4*.................................           6.42         11/25/31              450              252,703
   Series 2001-16, Class B5*.................................           6.42         11/25/31              452              108,418
   Series 1997-2, Class B2...................................           7.25          5/25/27            1,927            1,977,700
   Series 1997-5, Class B2...................................           7.25         11/25/27            1,972            2,008,499
                                                                                                                  -----------------
                                                                                                                         10,813,904
                                                                                                                  -----------------
 Countrywide Alternative Loan Trust
   Series 1998-2, Class B3*..................................           7.00          5/25/28            1,058              874,941
 Countrywide Funding Corp.
   Series 1994-5, Class A3A..................................           6.50          2/25/09              377              307,306
   Series 1996-2, Class B4*..................................           7.75          9/25/26              880              873,797
                                                                                                                  -----------------
                                                                                                                          1,181,103
                                                                                                                  -----------------
 Federal National Mortgage Corporation
   Series 1998-W6, Class B3..................................           7.09         10/25/28            2,196            1,761,077
 First Republic Mortgage Loan Trust
   Series 2000-FRB1, Class B3................................           2.92          6/25/30            1,455            1,364,972
 G3 Mortgage Reinsurance Ltd.
   Series 1, Class E*(b).....................................           22.4+         5/25/08            7,092            6,843,642
 GE Capital Mortgage Services, Inc.
   Series 1994-2, Class B5*..................................           6.00+         1/25/09              465              213,962
   Series 1994-10, Class M...................................           6.50          3/25/24            4,602@           4,716,141
   Series 1998-17, Class B3*.................................           6.75         10/25/28            3,278            2,740,127
   Series 1994-17, Class B3*.................................           7.00          5/25/24            1,537            1,500,153
   Series 1997-12, Class B5*.................................           7.00         12/25/27            2,157              916,857
   Series 1995-10, Class B3*.................................           7.00         10/25/10              447              453,477
   Series 1996-3, Class B3*..................................           7.00          3/25/26            1,606            1,633,959
   Series 1996-9, Class B5*(a)...............................           7.50          6/25/26            1,036              349,794
                                                                                                                  -----------------
                                                                                                                         12,524,470
                                                                                                                  -----------------
 Headlands Mortgage Securities, Inc.
   Series 1997-4, Class B4...................................           7.25         11/25/27            1,436            1,433,124
 Independent National Mortgage Corp.
   Series 1995-Q, Class B1...................................           7.50         11/25/25            2,484            2,527,198
 Norwest Asset Securities Corp.
   Series 1998-2, Class B4*..................................           6.50          2/25/28              359              289,008
   Series 1999-18, Class B1..................................           6.50          7/25/29           18,617           18,757,929
   Series 1997-13, Class B4..................................           6.75          9/25/27              214              198,631
                                                                                                                  -----------------
                                                                                                                         19,245,568
                                                                                                                  -----------------
 Paine Webber Mortgage Acceptance Corp.
   Series 1993-9, Class B1...................................           7.00         10/25/23            2,899            2,364,711
 PHH Mortgage Services Corp.
   Series 1997-6, Class B3*..................................           7.31+        11/18/27              953              969,899
 Prudential Home Mortgage Securities
   Series 1996-5, Class B4*..................................           7.25          4/25/26            1,217            1,094,687
   Series 1996-5, Class B5(a)(b).............................           7.25          4/25/26              989              333,907
   Series 1996-5, Class B1...................................           7.25          4/25/26            3,041            3,140,041
                                                                                                                  -----------------
                                                                                                                          4,568,635
                                                                                                                  -----------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2001                                                                                 Principal
                                                                     Interest                       Amount            Value
                                                                       Rate         Maturity        (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
 Residential Accredit Loans, Inc.
   Series 1998-QS5, Class B1*................................           6.75%         4/25/28   $        1,683    $       1,324,283
   Series 1998-QS11, Class B1*...............................           6.75          8/25/28            2,544            2,120,353
                                                                                                                  -----------------
                                                                                                                          3,444,636
                                                                                                                  -----------------
 Residential Funding Mortgage Securities I, Inc.
   Series 1993-S49, Class B2.................................           6.00         12/25/08              176              165,705
   Series 1999-S12, Class M3.................................           6.50          5/25/29            3,423            3,331,301
   Series 1999-S13, Class M3.................................           6.50          5/25/29            1,422            1,383,506
   Series 1996-S8, Class B1..................................           6.75          3/25/11              411              415,356
   Series 1996-S5, Class B1..................................           6.75          2/25/11              427              432,262
   Series 2001-S24, Class M3.................................           6.75         10/25/31            1,448            1,366,129
   Series 2001-S24, Class B1*................................           6.75         10/25/31              828              657,960
   Series 1997-S17, Class B3*................................           7.00         11/25/27            2,895            1,389,403
   Series 1996-S13, Class B3(a)..............................           7.00          5/25/11              237              150,216
   Series 1996-S13, Class B2.................................           7.00          5/25/11              272              268,803
   Series 2001-S5, Class M3..................................           7.00          3/25/31            1,397            1,345,978
   Series 2000-S3, Class B2..................................           7.00          3/25/15              193              163,385
   Series 1996-S17, Class B2.................................           7.25          7/25/11              220              215,745
   Series 1996-S17, Class B3(a)..............................           7.25          7/25/11              220              139,902
   Series 1995-S12, Class B2.................................           7.25          8/25/10              251              257,932
   Series 1997-S2, Class M2..................................           7.50          1/25/27            1,695            1,744,758
   Series 1997-S3, Class B2..................................           7.50          2/25/27              479              359,206
   Series 1997-S7, Class B1..................................           7.50          5/25/27            1,127            1,134,986
   Series 1997-S2, Class B2..................................           7.50          1/25/27              799              772,087
   Series 1995-S17, Class B3.................................           7.50         12/26/25            1,676            1,081,055
   Series 1996-S23, Class B2.................................           7.75         11/25/26              487              480,649
   Series 1996-S23, Class B1.................................           7.75         11/25/26              653              671,932
   Series 1996-S22, Class B1.................................           8.00         10/25/26              864              867,425
                                                                                                                  -----------------
                                                                                                                         18,795,681
                                                                                                                  -----------------
 Wells Fargo Mortgage Backed Securities Trust
   Series 2001-11, Class B5..................................           6.25          5/25/31              284              202,019
   Series 2001-26, Class B3..................................           6.50         11/25/31            2,000            1,869,588
   Series 2001-26, Class B4..................................           6.50         11/25/31            1,251              975,725
   Series 2001-26, Class B5*.................................           6.50         11/25/31              750              408,851
   Series 2001-26, Class B6*.................................           6.50         11/25/31            1,001              226,374
   Series 2001-24, Class B3..................................           6.75         11/25/31            2,074            1,958,566
   Series 2001-24, Class B4*.................................           6.75         11/25/31            1,296            1,030,119
   Series 2001-24, Class B5..................................           6.75         11/25/31              777              432,551
   Series 2001-24, Class B6..................................           6.75         11/25/31            1,038              243,882
                                                                                                                  -----------------
                                                                                                                          7,347,675
                                                                                                                  -----------------
Total Subordinated Collateralized Mortgage Obligations
                                                                                                                        104,038,346
 (Cost - $97,669,161) .......................................                                                     -----------------
Total Collateralized Mortgage Obligations
 (Cost - $154,678,476) ......................................                                                           161,601,955
                                                                                                                  -----------------

-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 42.8%
U.S. Government Agency Collateralized Mortgage Obligations - 37.4%
 Federal Home Loan Mortgage Corporation
   Series 1675, Class KC.....................................           6.50         10/15/10            5,750@           5,945,902
   Pool C53494...............................................           7.50           6/1/31            3,648@           3,788,419
   Pool C48073...............................................           8.00           2/1/31            3,155@           3,323,820

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2001                                                                                 Principal
                                                                     Interest                       Amount            Value
                                                                       Rate         Maturity        (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
   Pool C48075...............................................           8.00%          2/1/31   $        1,013    $       1,067,668
   Pool C55470...............................................           8.00           7/1/31            2,111            2,224,470
   Pool C56878...............................................           8.00           8/1/31           13,949@          14,697,023
   Pool C58516...............................................           8.00           9/1/31            6,164@           6,494,418
   Pool C59641...............................................           8.00          10/1/31            5,049@           5,319,662
   Pool C55166...............................................           8.50           7/1/31            2,249            2,385,042
   Pool C55167...............................................           8.50           7/1/31            6,872@           7,286,937
   Pool C55168...............................................           8.50           7/1/31            5,353@           5,676,443
   Pool C55169...............................................           8.50           7/1/31            6,148@           6,519,135
   Pool C57010...............................................           8.50           8/1/31            3,853@           4,085,259
   Pool C60422...............................................           8.50          10/1/31            1,182            1,253,195
   Pool C60423...............................................           8.50          10/1/31            3,007@           3,189,062
   Pool C60424...............................................           8.50          10/1/31            1,812            1,921,283
   Series 1659, Class SD.....................................           8.50+         1/15/09            2,234            2,337,316
   Series 1565, Class L......................................           9.00+         8/15/08            2,066            2,093,541
   Series 1604, Class MC.....................................           9.00+        11/15/08            5,557@           5,988,353
   Series 1604, Class SB.....................................           9.00+        11/15/08            1,084            1,178,622
   Series 1587, Class SK.....................................           9.00+        10/15/08            1,857            2,044,630
   Series 1587, Class SF.....................................           9.29+         5/15/08              928#             975,354
                                                                                                                  -----------------
                                                                                                                         89,795,554
                                                                                                                  -----------------
 Federal National Mortgage Association
   Series 1997-1, Class B....................................           6.50          2/18/04            8,572@           8,705,780
   Series 1993-170, Class SC.................................           9.00+         9/25/08            4,041            4,297,793
   Series 1993-48, Class C...................................           9.50          4/25/08            1,911            2,020,172
                                                                                                                  -----------------
                                                                                                                         15,023,745
                                                                                                                  -----------------
Total U.S. Government Agency Collateralized Mortgage Obligations
       (Cost - $103,559,524).................................                                                           104,819,299
                                                                                                                  -----------------
U.S. Government Agency - 0.9%
 Federal National Mortgage Association
       (Cost - $2,611,050)...................................           5.25          6/15/06            2,500@           2,577,345
                                                                                                                  -----------------
U.S. Treasury Obligations - 4.5%
 U.S. Treasury Bonds
   8/15/29...................................................           6.13          8/15/29            5,000@           5,453,125
 U.S. Treasury Notes
   1/15/11, TIPS.............................................           3.50          1/15/11            5,121@           5,158,263
   8/15/11...................................................           5.00          8/15/11            2,000            2,038,750
                                                                                                                  -----------------
                                                                                                                          7,197,013
                                                                                                                  -----------------
Total U.S. Treasury Obligations
       (Cost - $11,848,606)..................................                                                            12,650,138
                                                                                                                  -----------------
Total U.S. Government & Agency Obligations
       (Cost - $118,019,180).................................                                                           120,046,782
                                                                                                                  -----------------

-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 29.7%
Housing Related Asset-Backed Securities - 21.3%
 125 Home Loan Owner Trust
   Series 1998-1A, Class M2..................................           7.75          2/15/29            4,601            4,753,781
 Access Financial Manufactured Housing Contract Trust
   Series 1995-1, Class B1...................................           7.65+         5/15/21           10,060            7,846,800
 Bosque Asset Corp.
   Series 1, Class 1*(b)(c)..................................           7.66           6/5/02              155              108,441

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2001                                                                                 Principal
                                                                     Interest                       Amount            Value
                                                                       Rate         Maturity        (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (continued)
 Chase Funding Mortgage Loan Asset-Backed
   Series 2000-1, Class IIM2.................................           2.90%+        2/25/30   $        4,000    $       3,973,884
 Ditech Home Loan Owner Trust
   Series 1998-1, Class M2...................................           7.64          6/15/29            5,000            5,118,800
 First Franklin Mortgage Loan Trust
   Series 2001-FF2, Class M3.................................           3.88         11/25/31            5,000            5,000,000
 Green Tree Financial Corp.
   Series 1998-3, Class A6...................................           6.76           3/1/30            6,449@           6,412,787
   Series 1998-4, Class A7...................................           6.87           2/1/30            2,837            2,857,883
   Series 1998-8, Class M1...................................           6.98           9/1/30           10,000@           9,974,280
                                                                                                                  -----------------
                                                                                                                         19,244,950
                                                                                                                  -----------------
 Green Tree Home Improvement Loan Trust
   Series 1996-F, Class HIM1.................................           7.30         11/15/27            1,500            1,562,045
 Saxon Asset Securities Trust
   Series 1998-1, Class MF1..................................           7.05         12/25/27            3,569            3,707,569
 Seneca Funding I Ltd.* .....................................           6.75+         5/31/29            5,000            4,350,000
 Vanderbilt Mortgage Finance, Inc.
   Series 2001-B, Class A5...................................           6.96           9/7/31            2,000            1,992,530
 Westgate Resorts
   Series 1998-AA, Class A2*.................................           8.26          7/15/13            1,978            1,910,793
                                                                                                                  -----------------
Total Housing Related Asset-Backed Securities
       (Cost - $60,179,786)..................................                                                            59,569,593
                                                                                                                  -----------------
Non-Housing Related Asset-Backed Securities - 6.0%
 Aerco Ltd.
   Series 2A, Class B2*......................................           3.13+         7/15/25            3,586            2,869,133
 Global Rated Eligible Assets Trust
   Series 1998-A, Class A1* (c)..............................           7.33          3/15/06            1,602               97,407
 MBNA Credit Card Master Note Trust
   Series 2001-C4, Class C4..................................           3.13          1/15/09           10,000            9,868,750
 Structured Mortgage Asset Residential Trust
   Series 1997-2, Class A(c).................................           8.24          3/15/06            2,322               97,755
 Tobacco Settlement Financing Corp.
   Series 2001-A, Class A....................................           6.36          5/15/25            4,000            3,985,320
                                                                                                                  -----------------
Total Non-Housing Related Asset-Backed Securities
       (Cost - $21,501,301)..................................                                                            16,918,365
                                                                                                                  -----------------
Franchise Securities - 2.4%
 FFCA Secured Lending Corp.
   Series 1998-1, Class A1B*(b)..............................           6.73          7/18/13            4,500            4,467,559
 Franchisee Loan Receivable Trust
   Series 1995-B, Class A....................................           9.63+         1/15/11            2,378            2,211,911
                                                                                                                  -----------------
Total Franchise Securities
       (Cost - $7,100,209)...................................                                                             6,679,470
                                                                                                                  -----------------
Total Asset-Backed Securities
       (Cost - $88,781,296)..................................                                                            83,167,428
                                                                                                                  -----------------
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2001                                                                                 Principal
                                                                     Interest                       Amount            Value
                                                                       Rate         Maturity        (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST ONLY SECURITIES - 4.5%
 Bear Stearns Commercial Mortgage Securities
   Series 2001-TOP2, Class X2................................           1.36+%        2/15/35   $       74,184@   $       4,708,605
 COMM
   Class 2001-J2A, Class E IO................................           3.87+         7/16/34           10,000            2,931,250
 DLJ Mortgage Acceptance Corp.
   Series 1995-T10, Class C IO(b)(c).........................          25.92           9/2/23            1,240              258,224
 GS Mortgage Securities Corp. II
   Series 2001-ROCK, Class X1................................           0.16+          5/3/18          260,700            4,613,999
 Vendee Mortgage Trust
   Series 1997-2, Class IO...................................           0.07          6/15/27          203,001              190,313
                                                                                                                  -----------------
Total Interest Only Securities
       (Cost - $14,175,689)..................................                                                            12,702,391
                                                                                                                  -----------------
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 6.4%
Airlines - 1.0%
 American Airlines, Inc. ....................................           8.61           4/1/11            2,500            2,485,050
 Atlantic Coast Airlines Holdings, Inc.* ....................           8.75           1/1/07              360              357,146
                                                                                                                  -----------------
                                                                                                                          2,842,196
                                                                                                                  -----------------
Automotive - 0.2%
 Navistar International Corp.* ..............................           9.38           6/1/06              250              262,500
 Oshkosh Truck Corp. ........................................           8.75           3/1/08              250              255,000
                                                                                                                  -----------------
                                                                                                                            517,500
                                                                                                                  -----------------
Beverages, Food & Tobacco - 0.2%
 Cott Corp. .................................................           9.38           7/1/05              500              507,500
                                                                                                                  -----------------
Building Materials - 0.4%
 American Standard, Inc. ....................................           7.38           2/1/08              250              261,250
 NS Group, Inc. .............................................           13.5          7/15/03              500              510,000
 Ryerson Tull, Inc. .........................................           9.13          7/15/06              500              464,195
                                                                                                                  -----------------
                                                                                                                          1,235,445
                                                                                                                  -----------------
Chemicals - 0.1%
 ISP Holdings, Inc. .........................................           9.00         10/15/03              250              253,750
                                                                                                                  -----------------
Commercial Services - 0.1%
 American Eco Corp.(d) ......................................           9.63          5/15/08              250                    0
 Coinmach Corp. .............................................          11.75         11/15/05              250              258,125
 Safety-Kleen Services, Inc.(d) .............................           9.25           6/1/08              185                   19
                                                                                                                  -----------------
                                                                                                                            258,144
                                                                                                                  -----------------
Computer Software & Processing - 0.0%
 PSINET, Inc. ...............................................           10.5          12/1/06              500               40,000
                                                                                                                  -----------------
Containers & Packaging - 0.1%
 Ball Corp. .................................................           8.25           8/1/08              250              263,750
                                                                                                                  -----------------
Electronics - 0.1%
 Flextronics International Ltd.* ............................           9.88           7/1/10              250              270,000
                                                                                                                  -----------------
Entertainment - 0.4%
 Premier Parks, Inc. ........................................           9.25           4/1/06              500              507,500
 Speedway Motorsports, Inc. .................................           8.50          8/15/07              500              522,500
                                                                                                                  -----------------
                                                                                                                          1,030,000
                                                                                                                  -----------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2001                                                                                 Principal
                                                                     Interest                       Amount            Value
                                                                       Rate         Maturity        (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS (continued)
Financial Services - 1.6%
 Credit Suisse First Boston USA, Inc. .......................           6.13%        11/15/11   $        2,500    $       2,477,730
 Household Finance Corp. ....................................           6.38         10/15/11            2,000            2,011,718
                                                                                                                  -----------------
                                                                                                                          4,489,448
                                                                                                                  -----------------
Forest Products & Paper - 0.2%
 Buckeye Technologies, Inc. .................................           8.50         12/15/05              250              243,750
 Pope and Talbot, Inc. ......................................           8.38           6/1/13              250              232,500
                                                                                                                  -----------------
                                                                                                                            476,250
                                                                                                                  -----------------
Heavy Machinery - 0.1%
 Columbus Mckinnon Corp. ....................................           8.50           4/1/08              245              222,950
                                                                                                                  -----------------
Industrial - Diversified - 0.1%
 Wabtec Corp. ...............................................           9.38          6/15/05              250              252,500
                                                                                                                  -----------------
Insurance - 0.1%
 Americo Life, Inc. .........................................           9.25           6/1/05              400              388,000
                                                                                                                  -----------------
Lodging - 0.1%
 Prime Hospitality Corp. ....................................           9.25          1/15/06              250              256,875
                                                                                                                  -----------------
Media - Broadcasting & Publishing - 0.5%
 Century Communications Corp. ...............................           9.50           3/1/05              250              246,250
 Charter Communications Holdings ............................          10.25          1/15/10              250              260,000
 CSC Holdings, Inc. .........................................           8.13          8/15/09              500              520,020
 Rogers Cablesystems Ltd. ...................................           9.63           8/1/02              500              520,000
                                                                                                                  -----------------
                                                                                                                          1,546,270
                                                                                                                  -----------------
Metals - 0.1%
 Inland Steel Co. ...........................................           7.90          1/15/07              500              250,000
                                                                                                                  -----------------
Miscellaneous - 0.0%
 Home Products International, Inc. ..........................           9.63          5/15/08              180              138,600
                                                                                                                  -----------------
Oil & Gas - 0.3%
 Forest Oil Corp. ...........................................           8.00          6/15/08              250              251,250
 Pioneer Natural Resource ...................................           6.50          1/15/08              500              480,515
 Pogo Producing Co. .........................................           8.75          5/15/07              250              255,312
                                                                                                                  -----------------
                                                                                                                            987,077
                                                                                                                  -----------------
Telecommunications - 0.2%
 Price Communications Wireless, Inc. ........................           9.13         12/15/06              250              262,500
 Rogers Cantel, Inc. ........................................           9.38           6/1/08              250              251,875
                                                                                                                  -----------------
                                                                                                                            514,375
                                                                                                                  -----------------
Transportation - 0.1%
 Newport News Shipbuilding, Inc. ............................           8.63          12/1/06              270              285,862
                                                                                                                  -----------------
Utilities: Electric - 0.4%
 AES Corp. ..................................................           8.75         12/15/02              250              250,000
 BRL Universal Equipment* ...................................           8.88          2/15/08              250              262,500
 El Paso Electric Co. .......................................           8.90           2/1/06              500              549,970
                                                                                                                  -----------------
                                                                                                                          1,062,470
                                                                                                                  -----------------
Total Corporate Obligations
       (Cost - $19,009,042)..................................                                                            18,088,962
                                                                                                                  -----------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2001                                                                                 Principal
                                                                     Interest                       Amount            Value
                                                                       Rate         Maturity        (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 0.3%
Real Estate - 0.3%
  Camden Property Trust (REIT)
          (Cost - $662,515)....................................                                         20,000    $         727,600
                                                                                                                  -----------------

PREFERRED STOCKS - 1.3%
  Duke Realty Investments, Inc., Series D, 7.38% (REIT)........                                         12,365              313,206
  Equity Office Properties Trust, Series B, 5.25% (REIT).......                                         46,012            2,075,141
  Equity Residential Properties Trust, Series G, 7.25% (REIT)..                                         49,358            1,270,475
                                                                                                                  -----------------

Total Preferred Stocks
          (Cost - $3,406,501)..................................                                                           3,658,822
                                                                                                                  -----------------
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Principal
                                                                     Interest                       Amount
                                                                       Rate         Maturity        (000s)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 0.3%
 Dated 11/30/01, with State Street Corp.; proceeds:
   $750,094; collateralized by $765,000 FHLB,
   3.10%, due 4/07/11, value: $767,869
       (Cost - $750,000).....................................           1.50%         12/3/01   $          750              750,000
                                                                                                                  -----------------
Total Investments - 143.0%
       (Cost - $399,482,699).................................                                                           400,743,940
Liabilities in Excess of Other Assets - (43.0)%..............                                                          (120,638,360)
                                                                                                                  -----------------
NET ASSETS - 100.0%..........................................                                                     $     280,105,580
                                                                                                                  =================


@        -   Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5)

+        -   Variable Rate Security: Interest rate is the rate in effect
             November 30, 2001.

*        -   Security exempt from registration under Rule 144A of the
             Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a)      -   Represents a class of subordinated mortgage backed securities
             (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.

(b)      -   Private placement

(c)      -   Illiquid securities representing in the aggregate 0.20% of net assets.

(d)      -   Issuer is bankrupt: Bond is in default.

#        -   Portion or entire principal amount is held in a margin account as collateral for open futures contracts (Note 7).

FHLB     -   Federal Home Loan Bank.

IO       -   Interest Only Security - Interest rate is based on the notional amount of the underlying mortgage pools.

REIT     -   Real Estate Investment Trust.

TIPS     -   Treasury Inflation Protected Security.

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities
November 30, 2001
--------------------------------------------------------------------------------

Assets:
Investments in securities, at market (cost $399,482,699)(Note 2) ...................................   $               400,743,940
Cash ...............................................................................................                       184,102
Unrealized appreciation on swap contracts (Note 7) .................................................                       227,604
Interest receivable ................................................................................                     3,330,381
Principal paydowns receivable ......................................................................                       286,471
Receivable for open swap contracts .................................................................                       232,946
Prepaid expenses and other assets ..................................................................                       101,579
Receivable for variation margin ....................................................................                        12,484
                                                                                                       ---------------------------
   Total assets ....................................................................................                   405,119,507
                                                                                                       ---------------------------

Liabilities:
Reverse repurchase agreements (Note 5) .............................................................                   123,935,185
Interest payable for reverse repurchase agreements (Note 5) ........................................                       162,616
Payable on open swap contracts .....................................................................                       368,948
Unrealized depreciation on swap contracts (Note 7) .................................................                        56,307
Investment advisory fee payable (Note 3) ...........................................................                       153,065
Administration fee payable (Note 3) ................................................................                        47,967
Accrued expenses and other liabilities .............................................................                       289,839
                                                                                                       ---------------------------
   Total liabilities ...............................................................................                   125,013,927
                                                                                                       ---------------------------
Net Assets (equivalent to $9.17 per share based on 30,533,100 shares issued and outstanding) .......   $               280,105,580
                                                                                                       ===========================

Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6) ........................................................   $                   305,331
Additional paid-in capital (Note 6) ................................................................                   316,050,863
Accumulated undistributed net investment income ....................................................                       802,973
Accumulated net realized loss ......................................................................                   (37,734,357)
Net unrealized appreciation ........................................................................                       680,770
                                                                                                       ---------------------------
Net assets applicable to capital stock outstanding .................................................   $               280,105,580
                                                                                                       ===========================

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations
For the Year Ended November 30, 2001
--------------------------------------------------------------------------------

Investment Income (Note 2):
 Interest ..........................................................................................   $                26,094,133
 Dividends .........................................................................................                       352,120
                                                                                                       ---------------------------
                                                                                                                        26,446,253
                                                                                                       ---------------------------

Expenses:
  Investment advisory fee (Note 3)..................................................................                     1,489,647
  Administration fee (Note 3).......................................................................                       458,353
  Reports to shareholders...........................................................................                       124,334
  Insurance.........................................................................................                       105,425
  Accounting and tax services.......................................................................                        84,047
  Directors' fees...................................................................................                        72,294
  Transfer agency...................................................................................                        60,252
  Legal.............................................................................................                        46,132
  Registration fees.................................................................................                        34,199
  Custodian.........................................................................................                        18,911
  Miscellaneous.....................................................................................                        45,817
                                                                                                       ---------------------------
   Total operating expenses ........................................................................                     2,539,411
                                                                                                       ---------------------------
    Interest expense on reverse repurchase agreements (Note 5). ....................................                     2,805,316
    Interest expense on swaps ......................................................................                       838,939
                                                                                                       ---------------------------
   Total expenses ..................................................................................                     6,183,666
                                                                                                       ---------------------------
  Net investment income.............................................................................                    20,262,587
                                                                                                       ---------------------------

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 7):
Net realized loss on:
  Investment transactions...........................................................................                      (782,924)
  Swap contracts....................................................................................                    (4,806,297)
  Futures transactions..............................................................................                      (525,591)
                                                                                                       ---------------------------
Net realized loss on investments, swap contracts and futures transactions. .........................                    (6,114,812)
Net change in unrealized appreciation/depreciation on investments, swap contracts and futures
  transactions......................................................................................                    12,560,781
                                                                                                       ---------------------------
Net realized and unrealized gain on investments, swap contracts and futures transactions ...........                     6,445,969
                                                                                                       ---------------------------
Net increase in net assets resulting from operations. ..............................................   $                26,708,556
                                                                                                       ===========================

---------------
See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets
                                                                             For the Year Ended             For the Year Ended
                                                                             November 30, 2001              November 30, 2000
----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting from Operations:
  Net investment income..............................................    $                20,262,587   $                17,953,728
  Net realized loss on investments, swap contracts and futures
   transactions. ....................................................                     (6,114,812)                   (2,949,186)
  Net change in unrealized appreciation/depreciation on investments,
   swap contracts and futures transactions. .........................                     12,560,781                     7,619,705
                                                                         ---------------------------   ---------------------------
  Net increase in net assets resulting from operations...............                     26,708,556                    22,624,247
                                                                         ---------------------------   ---------------------------

Dividends to Shareholders (Note 2):
 Net investment income ..............................................                    (21,019,916)                  (19,527,481)
                                                                         ---------------------------   ---------------------------

Capital Stock Transactions (Note 6):
  Cost of Fund shares repurchased and retired........................                             --                      (482,351)
  Proceeds from sale of Fund shares in rights offering (Note 6)......                     59,099,347                            --
                                                                         ---------------------------   ---------------------------
  Net increase (decrease) from capital stock transactions............                     59,099,347                      (482,351)
                                                                         ---------------------------   ---------------------------
    Total increase in net assets ....................................                     64,787,987                     2,614,415

Net Assets:
  Beginning of period................................................                    215,317,593                   212,703,178
                                                                         ---------------------------   ---------------------------
  End of period (including undistributed net investment income of
   $802,973 and $839,503, respectively) .............................    $               280,105,580   $               215,317,593
                                                                         ===========================   ===========================

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows
For the Year Ended November 30, 2001
--------------------------------------------------------------------------------

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
  Interest received (including net amortization of $1,103,991)......................................   $                24,044,845
  Interest expense paid.............................................................................                    (3,542,578)
  Operating expenses paid...........................................................................                    (2,469,324)
  Sale of short-term portfolio investments, net.....................................................                       950,000
  Purchases of long-term portfolio investments......................................................                  (279,452,867)
  Proceeds from disposition of long-term portfolio investments and principal paydowns...............                   144,912,543
  Net cash used for futures transactions............................................................                    (1,289,843)
                                                                                                       ---------------------------
  Net cash used for operating activities............................................................                  (116,847,224)
                                                                                                       ---------------------------
Cash flows provided by (used for) financing activities:
  Net proceeds from sale of shares (Note 6).........................................................                    59,099,347
  Net cash provided by reverse repurchase agreements................................................                    78,811,643
  Cash dividends paid...............................................................................                   (21,101,272)
                                                                                                       ---------------------------
  Net cash provided by financing activities.........................................................                   116,809,718
                                                                                                       ---------------------------
Net decrease in cash ...............................................................................                       (37,506)
Cash at beginning of year ..........................................................................                       221,608
                                                                                                       ---------------------------
Cash at end of year ................................................................................   $                   184,102
                                                                                                       ===========================
Reconciliation of Net Increase in Net Assets Resulting from Operations to
 Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations ...............................................   $                26,708,556
                                                                                                       ---------------------------
  Increase in investments...........................................................................                  (125,782,773)
  Increase in net unrealized appreciation/depreciation on investments...............................                   (13,312,549)
  Increase in interest receivable...................................................................                      (922,590)
  Increase in variation margin receivable...........................................................                       (12,484)
  Decrease in other assets..........................................................................                     5,763,649
  Decrease in other liabilities.....................................................................                    (9,289,033)
                                                                                                       ---------------------------
    Total adjustments ..............................................................................                  (143,555,780)
                                                                                                       ---------------------------
Net cash used for operating activities .............................................................   $              (116,847,224)
                                                                                                       ===========================

---------------
See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Financial Highlights
                                                                             For the Year Ended November 30,
                                                       ----------------------------------------------------------------------------
                                                            2001           2000            1999             1998           1997
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of period ..............    $       9.41    $       9.27    $      10.08    $      10.64    $      10.55
                                                       ============    ============    ============    ============    ============

Net investment income .............................            0.84            0.78            0.80            0.76            0.77
Net realized and unrealized gains (losses) on
 investments, short sales and futures transactions
 and swap contracts ...............................            0.30            0.21           (0.90)          (0.61)           0.16
                                                       ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net asset value
 resulting from operations ........................            1.14            0.99           (0.10)           0.15            0.93
                                                       ------------    ------------    ------------    ------------    ------------
Net effect of shares repurchased ..................              --              --*           0.03            0.04            0.02
                                                       ------------    ------------    ------------    ------------    ------------
Dividends from net investment income ..............           (0.87)          (0.85)          (0.74)          (0.75)          (0.86)
Offering costs charged to additional paid-in
 capital ..........................................           (0.09)
Dilutive effect of rights offering ................           (0.42)             --              --              --              --
                                                       ------------    ------------    ------------    ------------    ------------
Net asset value, end of period ....................    $       9.17    $       9.41    $       9.27    $      10.08    $      10.64
                                                       ============    ============    ============    ============    ============
Market price, end of period .......................    $     8.5700    $     8.4375    $     7.3750    $     8.6900    $     9.3125
                                                       ============    ============    ============    ============    ============
Total Investment Return + .........................           13.13%++        26.41%          -7.17%           1.23%           8.64%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000's) ...................    $    280,106    $    215,318    $    212,703    $    238,803    $    260,328
Operating expenses ................................            1.11%           1.10%           1.08%           1.05%           1.05%
Interest expense ..................................            1.59%           1.87%           2.31%           2.39%           2.46%
   Total expenses..................................            2.70%           2.97%           3.39%           3.44%           3.51%
Net investment income .............................            8.84%           8.50%           8.20%           7.27%           7.45%
Portfolio turnover rate ...........................              43%             57%             72%             90%            109%

---------------

+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.

++   Adjusted for assumed reinvestment of proceeds of rights offering.

*    Rounds to less than .01.

---------------

See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2001
--------------------------------------------------------------------------------


1. The Fund

The Hyperion Total Return Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 14% of the investments in securities held by the Fund at November 30, 2001) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2001
--------------------------------------------------------------------------------


Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may invest in swap agreements. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest expense. For the year ended November 30, 2001, such net payments made by the Fund amounted to $838,939. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of November 30, 2001.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2001
--------------------------------------------------------------------------------



Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3. Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. During the year ended November 30, 2001, the Advisor earned $1,489,647 in investment advisory fees.

The Advisor has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ("Pacholder"). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Advisor pays, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Fund's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 2001, were $124,123,536 and $46,781,366, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 2001 were $146,035,899 and $83,268,520, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

The federal income tax basis of the Fund's investments at November 30, 2001 was $399,484,075. Net unrealized appreciation for federal income tax purposes was $1,259,865 (gross unrealized appreciation - $13,358,461; gross unrealized depreciation - $12,098,596). At November 30, 2001, the Fund had a capital loss carryforward of $38,484,750 of which $17,837,901, $3,861,143, $5,432,752,
$3,003,624 and $8,349,330 expire in 2002, 2006, 2007, 2008 and 2009, respectively, available to offset any future capital gains.

Capital Account Reclassification - For the year ended November 30, 2001, the Fund's undistributed net investment income was increased by $720,799, accumulated net realized loss was increased by $720,799. These adjustments were primarily the result of book/tax differences with respect to losses on paydowns.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2001
--------------------------------------------------------------------------------


5. Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2001, the Fund had the following reverse repurchase agreements outstanding:

                                                                                                                       Maturity
  Face Value                             Description                                                                    Amount
-------------   -----------------------------------------------------------------------------------------------    -----------------
$   4,611,000   UBS/Paine Webber, 2.14%, dated 11/08/01, maturity date 12/06/01 ...............................    $       4,618,675
    5,150,000   UBS/Paine Webber, 2.10%, dated 11/29/01, maturity date 12/18/01 ...............................            5,155,708
    3,098,000   UBS/Paine Webber, 2.10%, dated 11/29/01, maturity date 12/18/01 ...............................            3,101,434
    3,032,435   Deutsche Morgan, 2.55%, dated 11/08/01, maturity date 12/12/01 ................................            3,039,738
    6,238,000   Morgan Stanley, 2.09%, dated 11/08/01, maturity date 12/12/01 .................................            6,250,313
    6,004,000   Morgan Stanley, 2.09%, dated 11/08/01, maturity date 12/12/01 .................................            6,015,851
    5,520,000   Morgan Stanley, 2.13%, dated 11/16/01, maturity date 12/18/01 .................................            5,530,451
    3,665,000   Morgan Stanley, 2.13%, dated 11/16/01, maturity date 12/18/01 .................................            3,671,939
    3,189,000   Morgan Stanley, 2.13%, dated 11/16/01, maturity date 12/18/01 .................................            3,195,038
    5,112,500   Morgan Stanley, 2.12%, dated 11/28/01, maturity date 12/05/01 .................................            5,114,607
    5,143,000   Lehman Brothers, 2.06%, dated 11/08/01, maturity date 12/12/01 ................................            5,153,006
    3,008,000   Lehman Brothers, 2.06%, dated 11/08/01, maturity date 12/12/01 ................................            3,013,852
    6,030,000   Lehman Brothers, 2.06%, dated 11/07/01, maturity date 12/12/01 ................................            6,042,077
    6,740,000   Lehman Brothers, 2.06%, dated 11/07/01, maturity date 12/12/01 ................................            6,753,499
    5,590,000   Lehman Brothers, 2.15%, dated 11/14/01, maturity date 12/19/01 ................................            5,601,685
    9,250,000   Lehman Brothers, 2.15%, dated 11/14/01, maturity date 12/19/01 ................................            9,269,335
    3,042,000   Lehman Brothers, 2.35%, dated 10/30/01, maturity date 12/04/01 ................................            3,048,950
    3,878,000   Lehman Brothers, 2.30%, dated 11/06/01, maturity date 12/04/01 ................................            3,884,937
    3,970,000   Merrill Lynch, 2.14%, dated 11/16/01, maturity date 12/18/01 ..................................            3,977,552
    9,454,000   Merrill Lynch, 2.39%, dated 10/30/01, maturity date 12/04/01 ..................................            9,475,967
    4,958,000   Merrill Lynch, 2.39%, dated 10/23/01, maturity date 12/04/01 ..................................            4,971,825
    2,581,250   Merrill Lynch, 2.12%, dated 11/27/01, maturity date 12/04/01 ..................................            2,582,314
    5,537,000   Merrill Lynch, 1.85%, dated 11/28/01, maturity date 12/05/01 ..................................            5,538,992
    4,337,000   Bear Stearns, 2.92%, dated 10/23/01, maturity date 12/04/01 ...................................            4,351,775
    4,797,000   Bear Stearns, 2.82%, dated 10/23/01, maturity date 12/04/01 ...................................            4,812,782
                                                                                                                   -----------------
                       Maturity Amount, Including Interest Payable................                                 $     124,172,302
                                                                                                                   -----------------
                       Market Value of Assets Sold Under Agreements...............                                 $     127,946,962
                                                                                                                   -----------------
                       Weighted Average Interest Rate.............................                                             2.21%
                                                                                                                   -----------------

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2001, was approximately $70,087,099 at a weighted average interest rate of 4.00%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $124,097,801 as of November 30, 2001, which was 30.64% of total assets.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2001
--------------------------------------------------------------------------------


6. Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 30,533,100 shares outstanding at November 30, 2001, the Advisor owned 11,112 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Trust's shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

For the year ended November 30, 2001 no shares have been repurchased. For the year ended November 30, 2000, 62,040 shares were repurchased at a cost of $482,351 and at an average discount of 15.83% from its net asset value. All shares repurchased have been retired. Since inception of the stock repurchase program, 2,089,740 shares have been repurchased at a cost of $18,605,505 and at an average discount of 13.18% from its net asset value.

The Fund issued to its shareholders of record as of the close of business on August 27, 2001 transferable rights to subscribe for up to an aggregate of 7,644,525 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held at the subscription price of $8.10 per share. During September 2001, the Fund issued, in total, 7,644,525 shares of Common Stock on exercise of such Rights. Rights offering costs of $499,281 and brokerage and dealer-manager commissions of $2,322,025 were charged directly against the proceeds of the Offering.

7. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the year ended November 30, 2001.

As of November 30, 2001, the following swap agreements were outstanding:

                                                                                                                    Net Unrealized
   Notional       Expiration                                                                                        Appreciation/
    Amount           Date                                  Description                                              (Depreciation)
---------------   ----------   ---------------------------------------------------------------------------------   ----------------

30,000,000 USD     10/11/04    Agreement with Goldman Sachs Capital Markets, LP, dated 10/11/01 to pay semi-       $        110,633
                               annually the notional amount multiplied by 3.818% and to receive quarterly the notional amount multiplied by 3 month LIBOR.

10,000,000 USD     10/11/11    Agreement with Morgan Stanley Capital Services Inc., dated 10/11/01 to pay semi-             116,971
                               annually the notional amount multiplied by 5.300% and to receive quarterly the notional amount multiplied by 3 month LIBOR.

30,000,000 USD     10/15/03    Agreement with Morgan Stanley Capital Services Inc., dated 10/15/01 to pay semi-             (56,307)
                               annually the notional amount multiplied by 3.360% and to receive quarterly the notional amount multiplied by 3 month LIBOR.
                                                                                                                   ----------------
                                                                                                                   $        171,297
                                                                                                                   ================

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2001
--------------------------------------------------------------------------------

As of November 30, 2001, the following futures contracts were outstanding:

Long:
-----
                                                                                                                 Unrealized
 Notional                                      Expiration           Value at             Value at                Appreciation/
  Amount        Type                           Date                 Trade Date           November 30, 2001       (Depreciation)
-------------   ----------------------------   ------------------   ------------------   ---------------------   -----------------
$ 8,500,000     5 Yr. U.S. Treasury Note       December 2001           $ 9,199,231          $ 9,195,938          $          (3,293)
                                                                                                                 -----------------
                                                                                                                 $          (3,293)
                                                                                                                 =================


Short:
------
                                                                                                                 Unrealized
 Notional                                      Expiration           Value at             Value at                Appreciation/
  Amount        Type                           Date                 Trade Date           November 30, 2001       (Depreciation)
-------------   ----------------------------   ------------------   ------------------   ---------------------   -----------------
$ 7,500,000     Eurodollar                     December 2001           $ 7,174,149          $ 7,356,188          $        (182,039)
  7,500,000     Eurodollar                     March 2002                7,156,899            7,346,250                   (189,351)
  7,500,000     Eurodollar                     June 2002                 7,133,398            7,312,500                   (179,102)
  7,500,000     Eurodollar                     September 2002            7,112,023            7,270,875                   (158,852)
  3,000,000     10 Yr. U.S. Treasury Note      December 2001             7,208,369            3,247,500                    (39,131)
                                                                                                                 -----------------
                                                                                                                 $        (748,475)
                                                                                                                 =================


8. Subsequent Events

Dividend:

The Fund's Board of Directors declared the following regular monthly dividends:

                           Dividend               Record       Payable
                           Per Share              Date         Date
                           --------------------   ----------   ----------
                           $0.0725                12/19/01     12/31/01
                           $0.0750                12/31/01     1/31/02


Hyperion Capital Management:

Members of the current management of the Advisor are in discussions with the current equity owners of the Advisor to purchase the entire equity of the Advisor. At a meeting held on January 16, 2002, the Directors of the Fund approved a new investment advisory agreement with the Advisor, which would take effect upon completion of the proposed transaction. The new agreement is substantially identical to the current agreement and is subject to approval by the Fund's shareholders.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of Independent Accountants

--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of The Hyperion Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. (the "Fund") at November 30, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended November 30, 1997 were audited by other independent accountants whose report dated January 9, 1998 expressed an unqualified opinion thereon.


PricewaterhouseCoopers LLP
New York, NY
January 29, 2002




--------------------------------------------------------------------------------

                          TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------


The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 2001) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 2.85% of the Fund's distributions during the fiscal year ended November 30, 2000 were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 2001. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

                           PROXY RESULTS (unaudited)

--------------------------------------------------------------------------------


During the year ended November 30, 2001, The Hyperion Total Return Fund, Inc. shareholders voted on the following proposals at a shareholders' meeting on April 17, 2001. The description of each proposal and number of shares voted are as follows:


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Shares Voted           Shares Voted
                                                                                                for             Without Authority
-----------------------------------------------------------------------------------------------------------------------------------
1. To elect to the Fund's Board of Directors             Rodman L. Drake                    20,773,439               195,696
                                                         Harry E. Petersen, Jr.             20,772,319               196,817
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Shares Voted               Shares Voted           Shares Voted
                                                                     for                      Against                Abstain
-----------------------------------------------------------------------------------------------------------------------------------
2. To select PricewaterhouseCoopers LLP as the
   independent accountants:                                      20,693,550                   100,876                174,709
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------


A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Corp. (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR        SUB-ADMINISTRATOR


HYPERION CAPITAL MANAGEMENT, INC.           STATE STREET CORP.
One Liberty Plaza                           225 Franklin Street
165 Broadway, 36th Floor                    Boston, Massachusetts 02116
New York, New York 10006-1404
For General Information about the Fund:     CUSTODIAN AND FUND ACCOUNTING AGENT
(800) HYPERION
                                            STATE STREET CORP.
SUB-ADVISOR                                 225 Franklin Street
                                            Boston, Massachusetts 02116
PACHOLDER ASSOCIATES. INC.
Towers of Kenwood                           INDEPENDENT ACCOUNTANTS
8044 Montgomery Road
Suite 480                                   PRICEWATERHOUSECOOPERS LLP
Cincinnati, Ohio 45236                      1177 Avenue of the Americas
                                            New York, New York 10036
TRANSFER AGENT
                                            LEGAL COUNSEL
BOSTON EQUISERVE L.P.
Investor Relations Department               SULLIVAN & WORCESTER LLP
P.O. Box 8200                               1025 Connecticut Avenue, N.W.
Boston, Massachusetts 02266-8200            Washington, D.C. 20036
For Shareholder Services:
(800) 426-5523



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.

--------------------------------------------------------------------------------

Officers and Directors

--------------------------------------------------------------------------------


Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members





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           [HYPERION LOGO]

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This Report is for shareholder
information. This is not a prospectus
intended for use in the purchase or
sale of Fund Shares.

The Hyperion Total Return Fund, Inc.
          One Liberty Plaza
      165 Broadway, 36th Floor
       New York, NY 10006-1404